UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2005

Date of Report (date of earliest event reported)

APPLE COMPUTER, INC.

(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10030 (Commission File Number)	94-2404110 (I.R.S. Employer Identification Number)

1 Infinite Loop, Cupertino, CA (Address of principal executive offices)		95014 (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed

since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

Apple Computer, Inc. announced today that its Board of Directors has approved a two-for-one split of the Company’s common stock and a proportional increase in the number of Apple common shares authorized from 900 million to 1.8 billion. Each shareholder of record at the close of business on February 18, 2005 will receive one additional share for every outstanding share held on the record date, and trading will begin on a split-adjusted basis on February 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE COMPUTER, INC.
Date: February 11, 2005
	By:	/s/ Peter Oppenheimer
Peter Oppenheimer Senior Vice President and Chief Financial Officer